Exhibit 3

                             JOINT FILING AGREEMENT

            In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of them of a statement on Schedule 13D (including amendments thereto) with respect to the common stock, par value $.01 per share, of Sunglass Hut International, Inc.; and further agree that this Joint Filing Agreement be included as an Exhibit to such joint filing. In evidence thereof, the undersigned hereby execute this Agreement this 31st day of July, 1998.

GREENHOUSE PARTNERS, L.P.                 GREENWAY PARTNERS, L.P.

                                          By:   Greenhouse Partners, L.P., its
                                                general partner
By:  /s/ Gary K. Duberstein
    -------------------------------
    Gary K. Duberstein, general            By:  /s/ Gary K. Duberstein
    partner                                    -------------------------------
                                               Gary K. Duberstein, general
                                               partner



GREENHUT, L.L.C.                          GREENTREE PARTNERS, L.P.

                                          By:   Greenhut, L.L.C., its general
                                                  partner
By: /s/ Gary K. Duberstein
   -------------------------------
    Gary K. Duberstein, Member             By: /s/ Gary K. Duberstein
                                              -------------------------------
                                               Gary K. Duberstein, Member



GREENHUT OVERSEAS, L.L.C.                 GREENSEA OFFSHORE, L.P.

                                          By:   Greenhut Overseas, L.L.C., its
                                                investment general partner
By: /s/ Gary K. Duberstein
   -------------------------------
    Gary K. Duberstein, Member
                                          By: /s/ Gary K. Duberstein
                                             -------------------------------
                                              Gary K. Duberstein, Member



                                          GREENBELT CORP.

                                          By: /s/ Alfred D. Kingsley
                                             -------------------------------
                                              Alfred D. Kingsley, President

                                              /s/ Alfred D. Kingsley
                                             -------------------------------
                                              Alfred D. Kingsley

                                              /s/ Gary K. Duberstein
                                             -------------------------------
                                              Gary K. Duberstein






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